FEDERATED HIGH YIELD TRUST

Supplement to Prospectus and Statement of Additional Information (SAI) dated April 30, 2003.

The following information is effective May 15, 2004.

1. Under the prospectus section entitled "What are the Fund's Fees and Expenses?" please delete the fee table and example in their entirety and replace with the following:

"WHAT ARE THE FUND'S FEES AND EXPENSES?


FEDERATED HIGH YIELD TRUST
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on                        None
Purchases (as a percentage of offering
price)
Maximum Deferred Sales Charge (Load) (as                      None
a percentage of original purchase price
or redemption proceeds, as applicable)
Maximum Sales Charge (Load) Imposed on                        None
Reinvested Dividends (and other
Distributions) (as a percentage of
offering price)
Redemption Fee (as a percentage of amount                     2.00%
redeemed, if applicable) 1
Exchange Fee                                                  None

Annual Fund Operating Expenses (Before
Waivers) 2
Expenses That are Deducted From Fund
Assets (as a percentage of average net
assets)
Management Fee 3                                              0.75%
Distribution (12b-1) Fee                                      None
Shareholder Services Fee 4                                    0.25%
Other Expenses                                                0.17%
Total Annual Fund Operating Expenses                          1.17%
1The redemption fee is imposed upon the
  redemptions of shares within 90 days of
  purchase.
2Although not contractually obligated to
  do so, the Adviser and shareholder
  services provider waived certain
  amounts. These are shown below along
  with the net expenses the Fund actually
  paid for the fiscal year ended
  February 28, 2003.
Total Waivers of Fund Expenses                                0.22%
Total Actual Annual Fund Operating                            0.95%
  Expenses (after waivers)
3The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.58% for the fiscal year ended
  February 28, 2003.
4 A portion of the shareholder services
  fee has been voluntarily waived. This
  voluntary waiver can be terminated at
  any time. The shareholder services fee
  paid by the Fund (after the voluntary
  waiver) was 0.20% for the fiscal year
  ended February 28, 2003.

Example
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This Example is intended to help you compare the cost of investing in the
Fund's Shares with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund's Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year                                               $119
3 Years                                              $372
5 Years                                              $644
10 Years                                           $1,420

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2.    Please add the following sub-section to the end of the prospectus section entitled "What Do Shares Cost?":

"FEE WHEN YOU REDEEM OR EXCHANGE (For Shares Purchased on or after May 15,
2004)
For 90 days following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee. This 2.00% fee, referred to in the prospectus and Statement of Additional Information
(SAI) as a redemption/exchange fee, directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. The redemption/exchange fee is intended to encourage long-term investments in the Fund, to offset transaction and other Fund expenses caused by short term redemptions, and to facilitate portfolio management (e.g., by decreasing the likelihood that the Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption/exchange fee will deter short-term redemptions, as intended, including redemptions made as part of an overall strategy to buy and sell Shares in response to incremental changes in the Fund's NAV. The redemption/exchange fee will be applied to the payment of expenses incurred or amounts expended by the Fund in connection with a redemption or exchange of Shares, with any balance paid over to the Fund. The redemption/exchange fee is not a sales charge, is not paid to the Adviser or its affiliates, and is not subject to waiver or reduction except as described in this section. The Fund reserves the right to modify the terms of or terminate this redemption/exchange fee at any time. For purposes of computing this redemption/exchange fee, shares will be deemed to be redeemed on a first in, first out basis (i.e., Shares held the longest will be deemed to be redeemed first).

The Fund's goal is to collect the fee on all Shares that are redeemed or exchanged within 90 days of purchase. However, the Fund may not be able to achieve its goal, since many financial intermediaries do not have the systems capability to collect the redemption/exchange fee from underlying account owners. Until these systems limitations are resolved, the Fund specifically anticipates that it may not be able to collect the redemption/exchange fee with respect to Shares purchased through some omnibus accounts, including employer sponsored retirement plan accounts.

Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption/exchange fee. For more discussion regarding the redemption fee, please see the Fund's SAI."

3. Please replace the second and third paragraphs of the prospectus section entitled "How to Redeem Shares" (i.e., the two paragraphs immediately preceding the sub-section entitled "Through an Investment Professional") with the following:

"For shares purchased on or after may 15, 2004
Shares of the Fund may be redeemed for cash on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.
Shares may be redeemed at the NAV next determined after the Fund receives the redemption request. If the shares are redeemed with 90 days of purchase, a 2% redemption fee will be charged. The redemption fee will be paid to the Fund."


4. Please add the following sub-section to the end of the SAI section entitled "What Do Shares Cost?":

"SPECIAL REDEMPTION AND EXCHANGE INFORMATION (For Shares Purchased on or after May 15, 2004)
For 90 days following your purchase, Shares are redeemable at a price equal to the current NAV per Share less a 2.00% redemption fee. This 2.00% fee, referred to in the prospectus and SAI as a redemption/exchange fee, directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. The redemption/exchange fee is intended to encourage long-term investments in the Fund, to offset transaction and other Fund expenses caused by short term redemptions, and to facilitate portfolio management (e.g., by decreasing the likelihood that the Fund will need to sell portfolio securities at an inopportune time, or maintain a larger cash position, in order to meet short-term redemption requests). There are no assurances that the redemption/exchange fee will deter short-term redemptions, as intended, including redemptions made as part of an overall strategy to buy and sell Shares in response to incremental changes in the Fund's NAV. The redemption/exchange fee will be applied to the payment of expenses incurred or amounts expended by the Fund in connection with a redemption or exchange of Shares, with any balance paid over to the Fund. The redemption/exchange fee is not a sales charge, is not paid to the Adviser or its affiliates, and is not subject to waiver or reduction except as described in this section. The Fund reserves the right to modify the terms of or terminate this redemption/exchange fee at any time. For purposes of computing this redemption/exchange fee, shares will be deemed to be redeemed on a first in, first out basis (i.e., Shares held the longest will be deemed to be redeemed first).

The Fund's goal is to collect the fee on all Shares that are redeemed or exchanged within 90 days of purchase. However, the Fund may not be able to achieve its goal, since many financial intermediaries do not have the systems capability to collect the redemption/exchange fee from underlying account owners. Until these systems limitations are resolved, the Fund specifically anticipates that it may not be able to collect the redemption/exchange fee with respect to Shares purchased through some omnibus accounts, including i) Shares purchased through employer sponsored retirement plan accounts, such as 401(k) plans, and ii) Shares purchased by banks or trust companies acting in a fiduciary capacity on behalf of trust accounts.

Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption/exchange fee."

The following information is effective immediately.

1. Under the sub-section of the SAI entitled "Convertible Securities" please add the following as the final paragraph:
"The Fund treats convertible securities as fixed income securities for purposes of its investment policies and limitations."

                                                March 2, 2004

Cusip 314197104
30134 (03/04)